Zimmer Biomet Holdings, Inc.

11,027,558 Shares
Common Stock
($0.01 par value)

Underwriting Agreement

New York, New York
February 4, 2016

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The persons named in Schedule II hereto (the “Selling Stockholders”) propose to sell to Barclays Capital Inc. (the “Underwriter”) 11,027,558 shares of common stock, $0.01 par value (“Common Stock”), of Zimmer Biomet Holdings, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), as set forth in Schedule II hereto (said shares to be sold by the Selling Stockholders being hereinafter called the “Securities”). Any reference herein to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 19 hereof.

Prior to the Closing Date (as defined herein), LVB Acquisition Holding, LLC, a limited liability company organized under the laws of Delaware (“LVB Holding”), will distribute 30,118,560 shares of Common Stock, including the Securities, to the beneficial owners of LVB Holding, all as described in the Preliminary Prospectus (the “LVB Holding Distribution”).

Subject to the terms and conditions of this Agreement, the Company will purchase 2,599,833 of the Securities from the Underwriter at the Closing (as defined below) at the applicable purchase price set forth in Schedule I hereto (such shares, the “Repurchased Shares” and such purchase, the “Share Repurchase”).

1.                  Representations and Warranties.

(i)                 The Company represents and warrants to, and agrees with, the Underwriter and each of the Selling Stockholders as set forth below in this Section 1(i).

(a)                The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission an automatic shelf registration statement, as defined in Rule 405, on Form S-3 (Registration No. 333-209390), including a related Base Prospectus, for registration under the Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Applicable Time, became effective upon filing and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Act against the Company or related to the offering has been initiated or, to the Company’s knowledge, threatened by the Commission. The Company may have filed with the Commission, as part of an amendment to the Registration Statement or pursuant to Rule 424(b), one or more preliminary prospectus supplements relating to the Securities, each of which has previously been furnished to you. The Company will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rule 424(b). As filed, such final prospectus supplement shall contain all information required by the Act and the rules thereunder, and, except to the extent the Underwriter shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Applicable Time or, to the extent not completed at the Applicable Time, shall contain only such specific additional information and other changes (beyond that contained in the Base Prospectus and any Preliminary Prospectus) as the Company has advised you, prior to the Applicable Time, will be included or made therein. The Registration Statement, at the Applicable Time, meets the requirements set forth in Rule 415(a)(1)(x).

(b)               On each Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on each Effective Date and at the Applicable Time, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriter or any of the Selling Stockholders specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto), it being

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understood and agreed that the only such information furnished by or on behalf of the Underwriter or the Selling Stockholders consists of the respective information described as such in Section 8 and Section 1(ii)(e), respectively, hereof.

(c)                As of the Applicable Time, (i) the Disclosure Package, when taken together as a whole with the information set forth in Schedule I hereto, and (ii) each electronic road show, when taken together as a whole with the Disclosure Package and the information set forth in Schedule I hereto, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Underwriter consists of the information described as such in Section 8 hereof.

(d)               (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Sections 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c)) made any offer relating to the Securities in reliance on the exemption in Rule 163 and (iv) at the Applicable Time (with such date being used as the determination date for purposes of this clause (iv)), the Company was or is (as the case may be) a Well-Known Seasoned Issuer. The Company agrees to pay the fees required by the Commission relating to the Securities within the time required by Rule 456(b)(1) without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r).

(e)                (i) At the earliest time after the filing of the Registration Statement that the Selling Stockholders or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2)) of the Securities and (ii) as of the Applicable Time (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an Ineligible Issuer (as defined in Rule 405), without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an Ineligible Issuer.

(f)                Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein by reference and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of any Underwriter consists of the information described as such in Section 8 hereof.

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(g)               The documents incorporated by reference in the Disclosure Package and the Final Prospectus, when they become effective or when they were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Final Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder then in effect and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)               Since the respective dates as of which information is given in the Disclosure Package and the Final Prospectus, there has not been (i) any material change in the capital stock (other than changes pursuant to open market or accelerated repurchase plans, dividend reinvestment or director or employee stock purchase or benefit plans) or long-term debt of the Company and its subsidiaries considered as a whole or (ii) any material adverse change, or any development known to the Company involving a prospective material adverse change, in or affecting the business, business prospects, financial condition or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Disclosure Package and the Final Prospectus.

(i)                 The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus; the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not have a material adverse effect on the business, business prospects, financial condition or results of operations of the Company and its subsidiaries considered as a whole ( a “Material Adverse Effect”).

(j)                 Each of the Company’s subsidiaries that qualifies as a “significant subsidiary” under Section 1-02(w) of Regulation S-X (each a “Significant Subsidiary” and, collectively, the “Significant Subsidiaries”), has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus; each Significant Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or

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to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Disclosure Package and the Final Prospectus, all of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

(k)               The Company has an outstanding capital stock as set forth in the Disclosure Package and the Final Prospectus (except for subsequent issuances pursuant to dividend reinvestment or director or employee stock purchase or benefit plans or pursuant to the exercise of options and except for repurchases in connection with open market or accelerated repurchase plans), and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

(l)                 This underwriting agreement (this “Agreement”) has been duly authorized, executed and delivered by the Company.

(m)             Except in each case as described in or contemplated by the Disclosure Package and the Final Prospectus (including pursuant to any Company Stock Plan (as defined below) described therein or not required to be disclosed), the Company has no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its wholly-owned subsidiaries, nor is the Company party to any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such wholly-owned subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Disclosure Package and the Final Prospectus.

(n)               The statements in each of the Disclosure Package and the Final Prospectus under the captions “Description of Common Stock,” “Important Provisions of Our Governing Documents and Delaware Law”, “Risk Factors—Anti-takeover provisions in our organizational documents could delay or prevent a change of control” and “Risk Factors—Our Restated By-Laws designate certain Delaware courts as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other employees”, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein. The statements in each of the Disclosure Package and the Final Prospectus under the caption “Certain Material U.S. Federal Income Tax Consequences for Non-U.S. Holders of Common Stock”, insofar as such statements constitute a summary of U.S. federal income tax law or legal conclusions referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

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(o)               The sale of the Securities and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its Significant Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, which would reasonably be expected to have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with this Agreement; nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, or the By-Laws of the Company; nor will such action result in a violation of any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties.

(p)               No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body in the United States having jurisdiction over the Company is required for the sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states, the Act and the securities laws of any jurisdiction outside the United States in which the Securities are offered.

(q)               Except as set forth in the Disclosure Package and the Final Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect.

(r)                 The accountants who have certified certain financial statements of the Company and LVB Acquisition, Inc. (“LVB”) and each of their respective consolidated subsidiaries and delivered their respective reports with respect to the audited consolidated financial statements and schedules included in the Disclosure Package and the Final Prospectus, were independent registered public accountants with respect to the Company and LVB, respectively, within the meaning of the Act and the applicable published rules and regulations thereunder, at the time of the applicable audit.

(s)                Except as set forth in the Disclosure Package and the Final Prospectus, the consolidated historical financial statements and schedules of the Company and LVB and each of their respective consolidated subsidiaries included in the Preliminary Prospectus, the Final Prospectus and the Registration Statement present fairly in all material respects

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the financial condition, results of operations and cash flows of the Company and LVB, as applicable, as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(t)                 The Company is not and will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(u)               The Company has filed all tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(v)               No labor problem or dispute with the employees of the Company or any of its subsidiaries that could have a Material Adverse Effect exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers that could have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(w)             Except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), the Company and each of its subsidiaries are insured by responsible and reputable insurers against such losses and risks and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as are prudent and customary in the case of entities of established reputations engaged in the same or similar businesses in which they are engaged and similarly situated; provided that such insurance is available in the relevant market; all policies of insurance insuring the Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no material claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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(x)               The Company and its subsidiaries possess all material licenses, certificates, permits and other authorizations issued by all applicable authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(y)               The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto). Except as set forth in the Disclosure Package and the Final Prospectus, neither the Company nor any of the subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

(z)                In the ordinary course of its business, the Company periodically reviews the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto).

(aa)            None of the following events has occurred or exists: (i) a failure to fulfill the obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations and published interpretations thereunder with respect to a Plan, determined without regard to any waiver of such obligations or extension of any amortization period; (ii) an audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other federal or state governmental agency or any foreign regulatory agency with respect to the employment or compensation of employees by any of the Company or any of its subsidiaries that could have a Material Adverse Effect or (iii) any breach of any contractual obligation, or any violation of law or applicable qualification standards, with

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respect to the employment or compensation of employees by the Company or any of its subsidiaries that could have a Material Adverse Effect. Except as set forth in the Disclosure Package and the Final Prospectus, none of the following events has occurred or is reasonably likely to occur: (i) a material increase in the aggregate amount of contributions required to be made to all Plans in the current fiscal year of the Company and its subsidiaries compared to the amount of such contributions made in the most recently completed fiscal year of the Company and its subsidiaries; (ii) a material increase in the “accumulated post-retirement benefit obligations” (within the meaning of Statement of Financial Accounting Standards 106) of the Company and its subsidiaries compared to the amount of such obligations in the most recently completed fiscal year of the Company and its subsidiaries; (iii) any event or condition giving rise to a liability under Title IV of ERISA that could have a Material Adverse Effect or (iv) the filing of a claim by one or more employees or former employees of the Company or any of its subsidiaries related to their employment that could have a Material Adverse Effect. For purposes of this paragraph, the term “Plan” means a plan (within the meaning of Section 3(3) of ERISA) subject to Title IV of ERISA with respect to which the Company or any of its subsidiaries may have any liability.

(bb)           The Company and its subsidiaries own, possess, license or have other rights to use, on reasonable terms, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of the Company’s business as now conducted or as proposed in the Final Prospectus to be conducted. Except as set forth in the Disclosure Package and the Final Prospectus, to the knowledge of the Company, (a)  there are no material rights of third parties to any such Intellectual Property; (b)  there is no material infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened material action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such material claim; (d)  there is no pending or threatened material action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such material claim; (e) there is no pending or threatened material action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would constitute a reasonable basis for any such material claim; (f) there is no U.S. patent or published U.S. patent application which contains claims which may have a Material Adverse Effect and that dominate or may dominate any Intellectual Property described in the Disclosure Package and the Final Prospectus as being owned by or licensed to the Company or that materially interferes with any issued or pending claims of any such Intellectual Property of the Company and (g) there is no material prior art of which the Company is aware that may render any U.S. patent held by the Company invalid or any U.S. patent application held by the Company unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

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(cc)            There is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(dd)          Except as set forth in the Disclosure Package and the Final Prospectus, the Company maintains a system of internal accounting control over financial reporting with respect to itself and its consolidated subsidiaries sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the Disclosure Package and the Final Prospectus, the Company’s internal control over financial reporting is effective as of September 30, 2015 and the Company is not aware of any material weakness in its internal control over financial reporting.

(ee)            Except as set forth in the Disclosure Package and the Final Prospectus, the Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective. The Company has carried out and will continue to carry out evaluations, under the supervision and with the participation of the management of the Company, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures in accordance with Rule 13a-15(b) of the Exchange Act.

(ff)             Except for the circumstances described in the Disclosure Package and the Final Prospectus and the consequences thereof, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company’s executive officers, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is aware of or has taken any action, directly or indirectly, that would result in a material violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or the U.K. Bribery Act 2010, as amended, and the rules and regulations thereunder, or similar law of any other relevant jurisdiction, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to ensure compliance with the FCPA and the U.K. Bribery Act 2010.

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(gg)           The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company or its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(hh)           None of the Company or any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee, affiliate or representative of the Company or any of its subsidiaries is an individual or entity (“Person”) currently the subject or target of any sanctions administered or enforced by the United States Government, including, without limitation, the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject of Sanctions. For the past five years, other than as disclosed in the Disclosure Package and the Final Prospectus, the Company and its subsidiaries have not knowingly engaged in, and are not now knowingly engaged in, any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any country or territory that is the subject of Sanctions, except pursuant to licenses issued by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the Bureau of Industry and Security of the U.S. Department of Commerce.

(ii)               With respect to the stock options (the “Stock Options”) granted pursuant to the equity-based compensation plans of the Company and its subsidiaries (together with any employee stock purchase plan, the “Company Stock Plans”), (i) each Stock Option intended to qualify as an “incentive stock option” under Section 422 of the Code so qualifies, (ii) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required stockholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by the Company to the grant recipients, (iii) each such grant was made in accordance with the terms of the Company Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange and any other exchange on which Company securities are traded, (iv) the per share exercise price of each Stock Option was equal to the fair market value of a share of common stock on the applicable Grant Date and (v) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Company and disclosed in the Company's filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company of

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granting, Stock Options prior to, or otherwise coordinate the grant of Stock Options with, the release or other public announcement of material information regarding the Company or its subsidiaries or their results of operations or prospects.

(jj)               Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of the Underwriter.

(kk)           The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ll)               Except as set forth in the Disclosure Package, no “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company’s retaining any rating assigned to the Company or the Securities or (ii) has indicated to the Company that it is considering any of the actions described in Section 6(n) hereto.

(mm)       Except as set forth in the Disclosure Package and the Final Prospectus, the financial information relating to LVB included in the Disclosure Package, any Issuer Free Writing Prospectus and the Final Prospectus presents fairly in all material respects the information shown therein. Except as set forth in the Disclosure Package and the Final Prospectus, the pro forma financial information and the related notes thereto included in the Disclosure Package, any Issuer Free Writing Prospectus and the Final Prospectus have been prepared in all material respects in accordance with the Commission’s rules and guidance with respect to pro forma financial information, and the assumptions used in preparing the pro forma financial statements included in the Disclosure Package, any Issuer Free Writing Prospectus and the Final Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(ii) Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the Underwriter and the Company that:

(a)                All consents, approvals, authorizations, orders, registrations or qualifications of or with any court or any regulatory authority or other governmental body in the United States having jurisdiction over such Selling Stockholder necessary for the execution and delivery by such Selling Stockholder of this Agreement and for the sale and delivery of the Securities to be sold by such Selling Stockholder hereunder, have been obtained, except for such consents, approvals, authorizations, orders, registrations or qualifications as have already been obtained or made or as may be required by, the Financial Industry Regulatory Authority, Inc. (“FINRA”), the New York Stock Exchange, the securities or Blue Sky laws of the various states in connection with the

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purchase and distribution of the Securities by the Underwriter; such Selling Stockholder has full right, power and authority to enter into this Agreement, and, immediately prior to the Closing Date, to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder; and this Agreement has been duly authorized, executed and delivered by such Selling Stockholder.

(b)               The execution, delivery and performance by such Selling Stockholder of this Agreement, the sale of the Securities to be sold by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Selling Stockholder pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject; (ii) violate the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder; or (iii) violate any statute or any order, rule or regulation of any court or governmental agency or body in the United States having jurisdiction over such Selling Stockholder; except in the case of clauses (i) and (iii) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated herein and to perform its obligations hereunder.

(c)                Such Selling Stockholder will have immediately prior to the Closing Date, good and valid title to the Securities to be sold at the Closing Date by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, such Selling Stockholder has a security entitlement (within the meaning of Section 8-102(a)(17) of the New York Uniform Commercial Code (“UCC”)) to the Securities maintained in a securities account on the books of The Depository Trust Company free and clear of any action that may be asserted based on an adverse claim with respect to such security entitlement, and assuming that the Underwriter acquires its interest in the Securities it has purchased without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), upon the crediting of such Securities to the securities account of the Underwriter maintained with The Depository Trust Company and payment therefor by the Underwriter, as provided herein, the Underwriter will have acquired a security entitlement to such Securities, and no action based on any adverse claim may be asserted against the Underwriter with respect to such security entitlement.

(d)               Such Selling Stockholder has not taken and will not take, directly or indirectly, without giving effect to activities by the Underwriter, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(e)                The Disclosure Package, at the Applicable Time did not, and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the

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circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder’s representations and warranties under this Section 1(ii)(e) are limited solely to the Selling Stockholder Information (as defined below). The Underwriter, the Company and each Selling Stockholder agree that “Selling Stockholder Information” consists solely of the information furnished by such Selling Stockholder for use in connection with the offering, which solely consists of (i) the name of such Selling Stockholder, (ii) the number of shares of Common Stock owned by such Selling Stockholder immediately subsequent to completion of the LVB Holding Distribution, (iii) the information set forth in the applicable footnote relating to such Selling Stockholder under the beneficial ownership table, (iv) the number of Securities to be offered by such Selling Stockholder, and (v) the description of the LVB Holding Distribution, in each case as set forth under the caption “Principal and Selling Stockholders”, in each of the Disclosure Package (including any Disclosure Package that is subsequently amended), the Registration Statement and the Final Prospectus (or any amendment or supplement thereto).

(f)                Other than the Registration Statement, the Preliminary Prospectus and the Final Prospectus, such Selling Stockholder (including its agents and representatives, other than the Underwriter in its capacity as such) has not prepared, used, authorized, approved or referred to and will not prepare, use, authorize, approve or refer to any Issuer Free Writing Prospectus, other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act or (ii) the documents listed on Schedule III hereto, each electronic road show and any other written communications approved in writing in advance by the Company and the Underwriter.

(g)               As of the applicable effective date of the Registration Statement and any post-effective amendment thereto, the Registration Statement and any such post-effective amendment did not and will not (in the case of a post-effective amendment filed after the date hereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Final Prospectus and any amendment or supplement thereto and as of the Closing Date, the Final Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such Selling Stockholder’s representations and warranties under this Section 1(ii)(g) are limited solely to the Selling Stockholder Information.

(h)               The LVB Holding Distribution will have been completed prior to the Closing as described in the Disclosure Package.

2.                  Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, each of the Selling Stockholders agrees, severally and not jointly, to sell to the Underwriter, and the Underwriter agrees to purchase from each of the Selling Stockholders, at the applicable purchase prices set forth in Schedule I hereto, the number of Securities to be sold by each of the Selling Stockholders as set forth in Schedule II hereto. Without limiting the applicability of Section 2 hereof or any other provision of this

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Agreement, with respect to any Underwriter who is or is affiliated with any person or entity engaged to act as an investment adviser on behalf of a client who has a direct or indirect interest in the Securities being sold by a Selling Stockholder, the Securities being sold to such Underwriter shall not include any Securities attributable to such client (with any such Securities instead being allocated and sold to the other Underwriters) and, accordingly, the fees or other amounts received by such Underwriter in connection with the transactions contemplated hereby shall not include any fees or any other amounts attributable to such client (and, if there is any unsold allotment in the offering, such unsold allotment in respect of Securities attributable to such client shall be allocated solely to Underwriters not affiliated with such client). Subject to the sale of the Securities by the Selling Stockholders to the Underwriter in compliance with the terms of this Agreement, the Underwriter agrees to sell to the Company, and the Company agrees to purchase from the Underwriter, the Repurchased Shares at the applicable purchase price set forth in Schedule I hereto. The Company is acquiring the Repurchased Shares for investment purposes.

3.                  Delivery and Payment. Delivery of and payment for the Securities shall be made at 9:00 a.m., New York City time, on February 10, 2016 or at such time on such later date not more than three Business Days after the foregoing date as the Underwriter shall designate, which date and time may be postponed by agreement among the Underwriter, the Company and the Selling Stockholders (such date and time of delivery and payment for the Securities being herein called the “Closing Date”). Delivery of the Securities shall be made to the Underwriter for the account of the Underwriter against payment by the Underwriter of the respective aggregate purchase prices of the Securities being sold by each of the Selling Stockholders to or upon the order of the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Underwriter shall otherwise instruct.

In addition, subject to the sale of the Securities to the Underwriter in compliance with the terms of this Agreement, payment of the purchase price for, and delivery of, the Repurchased Shares shall be made at the above mentioned offices, or at such other place as shall be agreed upon by the Underwriter and the Company, on the Closing Date or at such later time as shall be agreed upon by the Underwriter and the Company.

Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the Underwriter of the Securities to be purchased by it from such Selling Stockholder and the Underwriter will pay any additional stock transfer taxes involved in further transfers.

4.                  Offering by Underwriter. It is understood that the Underwriter proposes to offer the Securities for sale to the public as set forth in the Final Prospectus.

5.                  Agreements.

(i) The Company agrees with the Underwriter that:

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(a)                Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Prospectus) to the Base Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. The Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Underwriter with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriter of such timely filing. The Company will promptly advise the Underwriter (i) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its best efforts to have such amendment or new registration statement declared effective as soon as practicable.

(b)               If, at any time prior to the filing of the Final Prospectus pursuant to Rule 424(b), any event occurs as a result of which the Disclosure Package would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made or the circumstances then prevailing not misleading, the Company will (i) notify promptly the Underwriter so that any use of the Disclosure Package may cease until it is amended or supplemented; (ii) amend or supplement the Disclosure Package to correct such statement or omission; and (iii) supply any amendment or supplement to you in such quantities as you may reasonably request.

(c)                If, at any time when a prospectus relating to the Securities is required to be delivered under the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement, file a new registration statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the

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respective rules thereunder, including in connection with use or delivery of the Final Prospectus, the Company promptly will (i) notify the Underwriter of any such event, (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement or new registration statement which will correct such statement or omission or effect such compliance, (iii) use its best efforts to have any amendment to the Registration Statement or new registration statement declared effective as soon as practicable in order to avoid any disruption in use of the Final Prospectus and (iv) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

(d)               As soon as practicable, the Company will make generally available to its security holders and to the Underwriter an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158.

(e)                The Company will furnish to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by the Underwriter or dealer may be required by the Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172), as many copies of each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus and any supplement thereto as the Underwriter may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

(f)                The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

(g)               The Company agrees that, unless it has or shall have obtained the prior written consent of the Underwriter, and the Underwriter agrees with the Company that, unless it has or shall have obtained, as the case may be, the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the Company shall be deemed to have been given in respect of the Free Writing Prospectuses included in Schedule III hereto and any electronic road show. Any such free writing prospectus consented to by the Underwriter or the Company is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (x) it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus and (y) it has complied and will comply, as the case may be, with the requirements of Rules 164 and 433 applicable to any

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Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping.

(h)               For a period through and including 60 days after the date of the Final Prospectus, the Company will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or publicly disclose the intention to make any offer, sale, pledge, disposition or filing, or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or any such other securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, without the prior written consent of the Underwriter, other than (A) the Securities to be sold hereunder, (B) any shares of Common Stock of the Company issued or deemed issued upon the vesting, exercise or settlement of options, restricted stock, restricted stock units or other equity-based awards granted under, or issued pursuant to, Company Stock Plans, (C) the grant by the Company of awards under Company Stock Plans, (D) sales of shares of Common Stock or such other securities that the Company withheld in connection with a person’s exercise or vesting of options, restricted stock, restricted stock units or other equity-based awards granted under, or issued pursuant to, Company Stock Plans, for the purpose of paying on behalf of such person the exercise price of Stock Options or for paying taxes (including estimated taxes) due as a result of such exercise or vesting, (E) the filing of a registration statement on Form S-8 (or equivalent form) with the Commission in connection with an employee stock compensation plan or agreement of the Company, which plan or agreement is disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, (F) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan referred to in the General Disclosure Package and the Prospectus or (G) the issuance of shares of Common Stock or other securities (including securities convertible into shares of Common Stock) in connection with the acquisition by the Company or any of its subsidiaries of the securities, businesses, properties or other assets of another person or entity or pursuant to any employee benefit plan assumed by the Company in connection with any such acquisition; provided that, in the case of clause (G), the aggregate number of shares of Common Stock issued in all such acquisitions and transactions does not exceed 10% of the issued and outstanding Common Stock of the Company on the Closing Date and any recipients of such Common Stock shall deliver a letter to the Underwriter substantially in the form of Exhibit A hereto.

(i)                 The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company or any of its subsidiaries whether to facilitate the sale or resale of the Securities or otherwise.

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(j)                 The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Final Prospectus and each Issuer Free Writing Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the registration of the Securities under the Exchange Act and the listing of the Securities on the New York Stock Exchange; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such registration and qualification); (vii) any filings required to be made with the Financial Industry Regulatory Authority, Inc. (including filing fees and the reasonable fees and expenses of counsel for the Underwriter relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and, to the extent required pursuant to the Stockholders Agreement dated April 24, 2014 among the Company, the Selling Stockholders and the other parties thereto (the “Stockholders Agreement”), for the Selling Stockholders; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder.   Each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in Section 4.7 of the Stockholders Agreement as the responsibility of the Company, including (i) all expenses and taxes incident to the sale and delivery of the Securities to be sold by such Selling Stockholder to the Underwriter hereunder and (ii) all expenses and taxes incident to the LVB Holding Distribution.

(k)               The Company will cooperate with the Underwriter and use its reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of The Depository Trust Company.

(l)                 The Company has agreed to purchase 2,599,833 of the Securities from the Underwriter in the offering.

(ii) Each Selling Stockholder agrees, severally and not jointly, with the Underwriter that:

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(a)                Such Selling Stockholder will not take, directly or indirectly, without giving effect to activities by the Underwriter, any action designed to or that would reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

(b)               Such Selling Stockholder will not, directly or, to its knowledge, indirectly, use the proceeds of the sale of the Securities, or lend, contribute or otherwise make available such proceeds to any subsidiaries, joint venture partners or other Person, to fund any activities of or business with any Person, or in any country or territory, that, as of the time of such funding, is the subject of Sanctions in any manner that would result in a violation of such Sanctions or in any other manner that results in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions.

(c)                Such Selling Stockholder has delivered to the Underwriter a letter substantially in the form of Exhibit A hereto.

(d)               Such Selling Stockholder will deliver to the Underwriter prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 or FormW-8 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriter’s documentation of its compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

6.                  Conditions to the Obligations of the Underwriter. The obligations of the Underwriter to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Applicable Time and the Closing Date, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

(a)                The Final Prospectus, and any supplement thereto, shall have been filed with the Commission in the manner and within the time period required by Rule 424(b); and any material required to be filed by the Company pursuant to Rule 433(d) under the Act, shall have been filed with the Commission within the applicable time periods prescribed for such filings by Rule 433; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

(b)               The Company shall have requested and caused Faegre Baker Daniels LLP, counsel for the Company, to have furnished to the Underwriter their opinion, dated the Closing Date and addressed to the Underwriter, to the effect that:

(i)                 the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with

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power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus;

(ii)               the Company has an outstanding capitalization as set forth in the Disclosure Package and the Final Prospectus (except for subsequent issuances, if any, pursuant to dividend reinvestment or director or employee stock purchase or benefit plans or pursuant to the exercise of options and except for repurchases in connection with open market repurchase plans);

(iii)             the Securities being sold hereunder by the Selling Stockholders have been duly and validly authorized and issued and are fully paid and nonassessable;

(iv)             this Agreement has been duly authorized, executed and delivered by the Company;

(v)               the statements in each of the Disclosure Package and the Final Prospectus under the captions “Description of Common Stock,” “Important Provisions of Our Governing Documents and Delaware Law”, “Risk Factors—Anti-takeover provisions in our organizational documents could delay or prevent a change of control” and “Risk Factors—Our Restated By-Laws designate certain Delaware courts as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other employees”, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

(vi)             neither the sale of the Securities by the Selling Stockholders to the Underwriters pursuant to this Agreement, nor the consummation by the Company of the transactions herein contemplated nor the fulfillment by the Company of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to (A) the charter or by-laws of the Company or (B) any applicable federal or Indiana statute, law, rule, regulation or the Delaware General Corporation Law (the “Covered Laws”), or, to such counsel’s knowledge, any judgment, order or decree applicable to the Company or its subsidiaries of any federal, Delaware or Indiana court, regulatory body, administrative agency, governmental body or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties, which conflict, breach, violation, lien, charge or encumbrance, in the case of clause (B), would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with the Securities or this Agreement;

(vii)           no consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other

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governmental body in the United States having jurisdiction under the Covered Laws over the Company is required to be obtained or made by the Company for the sale of the Securities by the Selling Stockholders to the Underwriters pursuant to this Agreement or the consummation by the Company of the other transactions contemplated by this Agreement nor compliance by the Company with the applicable provisions thereof, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required by the securities or Blue Sky laws of the various states, the Act and the securities laws of any jurisdiction outside the United States in which the Securities are offered;

(viii)         the Company is not an “investment company” or an entity controlled by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended;

(ix)             the Registration Statement became effective under the Act upon filing with the Commission; any required filing of the Base Prospectus, any Preliminary Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or threatened; and

(x)               the Registration Statement and the Final Prospectus (other than the documents incorporated by reference therein, the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

Such counsel shall also state that that nothing has come to their attention that caused them to believe that (i) the Registration Statement, on the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package, as amended or supplemented at the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Final Prospectus, as of its date and on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of  New York, the corporate law of the State of Delaware or the Federal laws of the United

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States, to the extent they deem proper and as specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

(c)                The Company shall have requested and caused its General Counsel, Chad F. Phipps, to have furnished to the Underwriter his opinion dated the Closing Date and addressed to the Underwriter to the effect that:

(i)                 the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not have a Material Adverse Effect;

(ii)               each Significant Subsidiary has been duly incorporated or organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority to own, lease and operate its properties and conduct its business as described in the Disclosure Package and the Final Prospectus; each Significant Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect;

(iii)             except as otherwise disclosed in the Disclosure Package and the Final Prospectus, all of the issued and outstanding capital stock or other equity interest of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and (except for shares necessary to qualify directors or to maintain any minimum number of shareholders required by law) is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

(iv)             neither the sale of the Securities by the Selling Stockholders to the Underwriters pursuant to this Agreement, nor the consummation by the Company of the transactions herein contemplated nor the fulfillment by the Company of the terms hereof will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries pursuant to (A) the charter or by-laws of any Significant Subsidiary or (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other financial agreement, obligation, condition, covenant or instrument to which the Company or its subsidiaries is a party or bound or to which its or their property is subject, which such conflict, breach, violation, lien, charge or encumbrance, in the case of clause (B), would, individually or in the aggregate, reasonably be expected to have a Material

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Adverse Effect or affect the validity of the Securities or the legal authority of the Company to comply with this Agreement;

(v)               there is no pending or, to the knowledge of such counsel, threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Disclosure Package and the Final Prospectus, and, to the knowledge of such counsel, there is no franchise, contract or other document of a character required to be described in the Registration Statement, the Disclosure Package or Final Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

(vi)             the documents incorporated by reference in the Disclosure Package and the Final Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(vii)           all descriptions in the Registration Statement, the Disclosure Package and the Final Prospectus of contracts and other documents to which the Company or any of its subsidiaries is a party are accurate in all material respects; and to the best of such counsel’s knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement, the Disclosure Package or the Final Prospectus other than those described or referred to therein.

(d)               The Selling Stockholders shall have requested and caused Cleary Gottlieb Steen & Hamilton LLP, counsel for the Selling Stockholders, to have furnished to the Underwriter their opinion dated the Closing Date and addressed to the Underwriter, to the effect that:

(i)                 each of the Selling Stockholders listed on Schedule IV (the “Domestic Selling Stockholders”) is validly existing and, to the extent such concept exists in the relevant jurisdiction, in good standing under the laws of its jurisdiction of organization;

(ii)               the execution and delivery of the Underwriting Agreement have been duly authorized by each of the Domestic Selling Stockholders, and the Underwriting Agreement has been duly executed and delivered by each Selling Stockholder;

(iii)             assuming that (a) DTC is a “clearing corporation” as defined in Section 8-102(a)(5) of the UCC, and (b) the Underwriter acquires its interest in the Securities it has purchased without notice of any adverse claim (within the

24

meaning of Section 8-105 of the UCC), the Underwriter that has purchased Securities from the Selling Stockholders delivered on the date hereof to DTC, made payment therefor pursuant to the Agreement and has had such Securities credited to a securities account of the Underwriter maintained with DTC will have acquired a securities entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities, and no action based on an adverse claim may be asserted against the Underwriter with respect to such security entitlement; and

(iv)             the sale of the Securities by the Selling Stockholders to the Underwriter pursuant to the Agreement does not, and the performance by the Selling Stockholders of their obligations in the Agreement will not, (a) require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York or pursuant to the Delaware Revised Uniform Limited Partnership Act or the Delaware Limited Liability Company Act, in each case, that in such counsel’s experience normally would be applicable to general business entities with respect to such sale or performance, except such as have been obtained or effected under the Act and the Exchange Act (but such counsel need not express any opinion relating to any state securities or Blue Sky laws), or (b) result in a violation of the organizational documents of any Domestic Selling Stockholder, or (c) result in a violation of any United States federal or New York State law or published rule or regulation thereunder or the Delaware Revised Uniform Limited Partnership Act or Delaware Limited Liability Company Act that in such counsel’s experience normally would be applicable to general business entities with respect to such sale or performance (but such counsel need not express any opinion relating to the United States federal securities laws or any state securities or Blue Sky laws).

(e)                The Selling Stockholders shall have requested and caused Maples and Calder, counsel for Goldman Sachs BMET Investors Offshore Holdings, L.P., and GS Capital Partners VI Offshore Fund, L.P., certain of the Selling Stockholders, to have furnished to the Underwriter their opinions dated the Closing Date and addressed to the Underwriter, in the forms reasonably acceptable to the Underwriter.

(f)                The Selling Stockholders shall have requested and caused P+P Pöllath + Partners, counsel for GS Capital Partners VI Gmbh & Co. KG, a Selling Stockholder, to have furnished to the Underwriter their opinion dated the Closing Date and addressed to the Underwriter, in a form reasonably acceptable to the Underwriter.

In rendering the opinions in paragraphs (d), (e) and (f) of this Section 6, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of  New York, the corporate law of the State of Delaware or the Federal laws of the United States, to the extent they deem proper and as specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriter, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholders and public officials.

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(g)               The Underwriter shall have received from Cravath, Swaine & Moore LLP, counsel for the Underwriter, such opinion or opinions, dated the Closing Date and addressed to the Underwriter, with respect to the sale of the Securities, the Registration Statement, the Disclosure Package, the Final Prospectus (together with any supplement thereto) and other related matters as the Underwriter may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

(h)               The Company shall have furnished to the Underwriter a certificate of the Company, signed by the Chief Financial Officer and the General Counsel of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Disclosure Package, the Final Prospectus and any supplements or amendments thereto, as well as each electronic road show used in connection with the offering of the Securities, and this Agreement and that:

(i)                 the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

(ii)               no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

(iii)             since the date of the most recent consolidated financial statements of the Company included in the Disclosure Package and the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change, or any development involving a prospective material adverse change, in or affecting the business, business prospects, financial condition or results of operations of the Company and its subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendments or supplements thereto after the date hereof).

(i)                 At the date hereof and at the Closing Date, the Company shall have requested and caused PricewaterhouseCoopers LLP to furnish to the Underwriter letters, dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Underwriter of the type described in PCAOB Statement on Auditing Standards No. 72/AU 634.

(j)                 At the date hereof and at the Closing Date, the Company shall have requested and caused PricewaterhouseCoopers LLP to furnish to the Underwriter letters, dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Underwriter of the type described in AICPA Professional Standards AU-C section 920.

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(k)               At the date hereof and at the Closing Date, the Underwriter shall have received letters of Deloitte & Touche LLP, dated respectively as of the date hereof and as of the Closing Date, in form and substance satisfactory to the Underwriter of the type described in AICPA Professional Standards AU-C section 920.

(l)                 At the date hereof and at the Closing Date, the Company shall have furnished to the Underwriter a certificate addressed to the Underwriter, of its Chief Financial Officer with respect to certain financial data contained in the Disclosure Package and the Final Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Underwriter.

(m)             Subsequent to the Applicable Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (g), (h) or (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business, business prospects, financial condition or results of operations of the Company and its subsidiaries considered as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Underwriter, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the Disclosure Package and the Final Prospectus (exclusive of any amendment or supplement thereto).

(n)               Except as set forth in the Disclosure Package, subsequent to the Applicable Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined in Section 3(a)(62) of the Exchange Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

(o)               Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Underwriter such further information, certificates and documents as the Underwriter may reasonably request.

(p) The Underwriter shall have received satisfactory evidence that the Securities have been listed and admitted and authorized for trading on the New York Stock Exchange.

(q) At the Applicable Time, the Company shall have furnished to the Underwriter a letter substantially in the form of Exhibit A hereto from each person or entity listed on Schedule V hereto addressed to the Underwriter.

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(r) At the Applicable Time, the Selling Stockholders shall have furnished to the Underwriter a letter substantially in the form of Exhibit A hereto from each person or entity listed on Schedule VI hereto addressed to the Underwriter.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Underwriter and counsel for the Underwriter, this Agreement and all obligations of the Underwriter hereunder may be canceled at, or at any time prior to, the Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

The documents required to be delivered by this Section 6 shall be delivered at the office of Cravath, Swaine & Moore LLP, counsel for the Underwriter, at 825 Eighth Avenue, New York, New York 10019, on the Closing Date.

7.                  Reimbursement of Underwriter’s Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by the Underwriter, the Company (or, in the case of any such refusal, inability or failure on the part of any Selling Stockholder(s), such Selling Stockholder(s)) will reimburse the Underwriter on demand for all expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by it in connection with the proposed purchase and sale of the Securities.

8.                  Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, the directors, officers, employees and agents of the Underwriter and each person who controls the Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Base Prospectus, any Preliminary Prospectus or any other preliminary prospectus supplement relating to the Securities, the Final Prospectus or any Issuer Free Writing Prospectus or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged

28

omission made therein in reliance upon and in conformity with the Underwriter Information (as defined below) or the Selling Stockholder Information. The Underwriter, the Company and each of the Selling Stockholders agree that “Underwriter Information” consists solely of the information furnished by the Underwriter in connection with the offering, which solely consists of (i) the information in the last paragraph of the cover page (as continued) regarding delivery of the Securities, (ii) the name of the Underwriter and its participation in the sale of the Securities, (iii) the sentences related to concessions and reallowances and (iv) the paragraphs related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Prospectus and the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

(b)               Each of the Selling Stockholders severally and not jointly, in proportion to the number of Securities to be sold by such Selling Stockholder hereunder, agrees to indemnify and hold harmless the Underwriter and the Company, the directors, officers, employees and agents of the Underwriter and the Company and each person who controls the Underwriter or the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each other Selling Stockholder, if any, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission to state a material fact made in reliance upon and in conformity with only the Selling Stockholder Information furnished by such Selling Stockholder. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.

(c)                The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only with reference to the Underwriter Information. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

(d)               Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as

29

set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless (i) such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)                In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Selling Stockholders and the Underwriter agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company, one or more of the Selling Stockholders and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriter on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholders and the Underwriter shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriter on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and by the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by each of them, and benefits received by the Underwriter shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or

30

alleged omission to state a material fact relates to information provided by the Company or the Selling Stockholders on the one hand or the Underwriter on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding the provisions of this paragraph (e), the Underwriter shall not be required to contribute any amount in excess of the underwriting commissions received by it in connection with the Securities underwritten by it and distributed to the public. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an indemnified party within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act and each director, officer, employee and agent of that indemnified party shall have the same rights to contribution as the indemnified party, subject in each case to the applicable terms and conditions of this paragraph (e). No Selling Stockholder shall have any liability under this paragraph (e) unless such Selling Stockholder would have had liability for indemnification under paragraph (b) of this Section 8 in accordance with its terms.

(f)                The liability of each Selling Stockholder under such Selling Stockholder’s representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the aggregate proceeds (after underwriting commissions and discounts) received by such Selling Stockholder from the Underwriter. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriter under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

9.                  Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company and the Selling Stockholders prior to delivery of and payment for the Securities, if at any time prior to such delivery and payment (i) trading in the Company’s Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Underwriter, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by any Preliminary Prospectus or the Final Prospectus (exclusive of any amendment or supplement thereto).

10.              Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriter set forth in or made pursuant to this Agreement

31

will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

11.              Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be mailed, delivered or telefaxed to Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration, Fax: (646) 834-8133, or, if sent to the Company, will be mailed, delivered or telefaxed to Zimmer Biomet Holdings, Inc., Chad F. Phipps, Senior Vice President, General Counsel and Secretary, Fax: (574) 372-4302 and confirmed to it at 345 East Main Street, Warsaw, Indiana, 46580, attention of the Legal Department; or if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule II hereto.

12.              Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

13.              No Fiduciary Duty. The Company and the Selling Stockholders hereby acknowledge that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the Underwriter and any affiliate through which it may be acting, on the other, (b) the Underwriter is acting as principal and not as an agent or fiduciary of the Company or the Selling Stockholders and (c) the engagement of the Underwriter by the Company and the Selling Stockholders in connection with the offering and the process leading up to the offering is as an independent contractor and not in any other capacity. Furthermore, the Company and the Selling Stockholders agree that they are solely responsible for making their own judgments in connection with the offering (irrespective of whether the Underwriter has advised or is currently advising the Company or the Selling Stockholders on related or other matters). The Company and the Selling Stockholders agree that it will not claim that the Underwriter has rendered advisory services of any nature or respect, or owe an agency, fiduciary or similar duty to them, in connection with such transaction or the process leading thereto.

14.              Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Stockholders and the Underwriter, or any of them, with respect to the subject matter hereof, other than the Stockholders Agreement (which Stockholders Agreement shall not affect the rights and obligations of the Underwriter under this Agreement unless expressly stated herein).

15.              Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

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16.              Waiver of Jury Trial. The Company and the Selling Stockholders hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

17.              Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

18.              Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

19.              Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Applicable Time” shall mean 4:15 p.m. (New York City time) on the date of this Agreement.

“Base Prospectus” shall mean the base prospectus referred to in paragraph 1(i)(a) above contained in the Registration Statement at the Applicable Time.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“Disclosure Package” shall mean (i) the Base Prospectus, (ii) the Preliminary Prospectus used most recently prior to the Applicable Time, (iii) the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto and (iv) any other Free Writing Prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package.

“Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or becomes effective.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Applicable Time, together with the Base Prospectus.

“Free Writing Prospectus” shall mean a free writing prospectus, as defined in Rule 405.

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“Issuer Free Writing Prospectus” shall mean an issuer free writing prospectus, as defined in Rule 433.

“Preliminary Prospectus” shall mean any preliminary prospectus supplement to the Base Prospectus referred to in paragraph 1(i)(a) above which is used prior to the filing of the Final Prospectus, together with the Base Prospectus.

“Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 424(b) and deemed part of such registration statement pursuant to Rule 430B, as amended on each Effective Date and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

“Rule 134”, “Rule 158”, “Rule 163”, “Rule 164”, “Rule 172”, “Rule 405”, “Rule 415”, “Rule 424”, “Rule 430B” and “Rule 433” refer to such rules under the Act.

“Well-Known Seasoned Issuer” shall mean a well-known seasoned issuer, as defined in Rule 405.

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If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the Underwriter.

Very truly yours,

ZIMMER BIOMET HOLDINGS, INC.

By: /s/ Daniel P. Florin
Name: Daniel P. Florin
Title: Senior Vice President and
Chief Financial Officer

[Signature Page to Underwriting Agreement]

BLACKSTONE CAPITAL PARTNERS V L.P.
By: Blackstone Management Associates V L.L.C., its General Partner By: BMA V L.L.C., its Sole Member
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

BLACKSTONE CAPITAL PARTNERS V-AC L.P.
By: Blackstone Management Associates V L.L.C., its General Partner By: BMA V L.L.C., its Sole Member
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

BCP V-S L.P.
By: Blackstone Management Associates V L.L.C., its General Partner By: BMA V L.L.C., its Sole Member
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.
By: BCP V Side-by-Side GP L.L.C., its General Partner
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-SMD L.P.
By: Blackstone Family GP L.L.C., its General Partner
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.
By: BCP V Side-by-Side GP L.L.C., its General Partner
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

BCP V Co-Investors L.P.
By: Blackstone Management Associates V L.L.C., its General Partner By: BMA V L.L.C., its Sole Member
By: /s/ Christopher Striano_______________
Name: Christopher Striano Title: Managing Director CFO-Private Equity

[Signature Page to Underwriting Agreement]

GS CAPITAL PARTNERS VI FUND, L.P.
By: GSCP VI Advisors, L.L.C., its General Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By: GS Advisors VI, L.L.C., its General Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
By: GSCP VI Offshore Advisors, L.L.C., its General Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

GS CAPITAL PARTNERS VI GMBH & CO. KG
By: GS Advisors VI, L.L.C., its Managing Limited Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

GOLDMAN SACHS BMET INVESTORS, L.P.
By: GS BMET ADVISORS, L.L.C., as General Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

GOLDMAN SACHS BMET INVESTORS OFFSHORE HOLDINGS, L.P.
By: GS BMET OFFSHORE ADVISORS, INC., its General Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

PEP BASS HOLDINGS LLC
By: GSAM GEN-PAR, L.L.C., its Manager
By: /s/ Jonathan Snider _______________
Name: Jonathan Snider Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

PRIVATE EQUITY PARTNERS 2004 DIRECT INVESTMENT FUND LP
By: GOLDMAN SACHS PEP 2004 DIRECT INVESTMENT ADVISORS, L.L.C., as General Partner
By: GSAM GEN-PAR, L.L.C., its Managing Member
By: /s/ Jonathan Snider _______________
Name: Jonathan Snider Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

PRIVATE EQUITY PARTNERS 2005 DIRECT LP
By: GOLDMAN SACHS PEP 2005 DIRECT INVESTMENT ADVISORS, L.L.C., as General Partner
By: GSAM GEN-PAR, L.L.C., its Managing Member
By: /s/ Jonathan Snider _______________
Name: Jonathan Snider Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

PRIVATE EQUITY PARTNERS IX DIRECT LP
By: GOLDMAN SACHS PEP IX DIRECT INVESTMENT ADVISORS, L.L.C., as General Partner
By: GSAM GEN-PAR, L.L.C., its Managing Member
By: /s/ Jonathan Snider _______________
Name: Jonathan Snider Title: Authorized Signatory

[Signature Page to Underwriting Agreement]

GS LVB CO-INVEST, L.P.
By: GS LVB ADVISORS, L.L.C., as General Partner
By: /s/ Adrian Jones____________________
Name: Adrian Jones Title: Vice President

[Signature Page to Underwriting Agreement]

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

Barclays Capital Inc.

By:	Barclays Capital Inc.

By: /s/ Brian Reilly
Name: Brian Reilly
Title: Managing Director

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriting Agreement dated February 4, 2016

Registration Statement No. 333-209390

Underwriter: Barclays Capital Inc.

Title, Purchase Price and Description of Securities:

Title: Common Stock.

Number of Securities to be sold by the Selling Stockholders: 11,027,558.

Price per Security to Public (include accrued dividends, if any): $96.45.

Price per Security to the Underwriter in the case of the Blackstone Entities (as defined in Schedule II) –$95.91.

Price per Security to the Underwriter in the case of the Goldman Sachs Entities (as defined in Schedule II) –$96.66.

Price per Security to the Company in the case of the Repurchased Shares: $96.16 (being the weighted average price per share for the Securities paid by the Underwriter).

Other provisions: None.

Closing Date, Time and Location: February 10, 2016 at 9:00 a.m. at Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, NY 10019

Type of Offering: Non-Delayed.

Date after which the Company and the Selling Stockholders, respectively, may offer or sell securities issued by the Company without the consent of the Underwriter: April 4, 2016.

SCHEDULE II

Selling Stockholders:	Number of Securities to be Sold
Blackstone Capital Partners V L.P.	3,428,144
Blackstone Capital Partners V-AC L.P.	549,148
BCP V-S L.P.	1,624,106
Blackstone Family Investment Partnership V L.P.	181,782
Blackstone Family Investment Partnership V-SMD L.P.	17,370
Blackstone Participation Partnership V L.P.	12,874
BCP V Co-Investors L.P. (this entity, together with the entities listed above, the “Blackstone Entities”)	1,538,284
GS Capital Partners VI Fund, L.P.	1,218,372
GS Capital Partners VI Parallel, L.P.	335,030
GS Capital Partners VI Offshore Fund, L.P.	1,013,398
GS Capital Partners VI Gmbh & Co. KG	43,301
Goldman Sachs BMET Investors, L.P.	177,378
Goldman Sachs BMET Investors Offshore Holdings, L.P.	519,133
PEP Bass Holdings LLC	124,916
Private Equity Partners 2004 Direct Investment Fund LP	17,726
Private Equity Partners 2005 Direct LP	25,321
Private Equity Partners IX Direct LP	27,442
GS LVB Co-Invest, L.P. (this entity, together with the entities listed above other than the Blackstone Entities, the “Goldman Sachs Entities”)	173,833

Total	11,027,558

SCHEDULE III

Schedule of Free Writing Prospectuses included in the Disclosure Package

Free Writing Prospectus, dated February 4, 2016

SCHEDULE IV

Schedule of Domestic Selling Stockholders

  Blackstone Capital Partners V L.P.
  Blackstone Capital Partners V-AC L.P.
  BCP V-S L.P.
  Blackstone Family Investment Partnership V L.P.
  Blackstone Family Investment Partnership V-SMD L.P.
  Blackstone Participation Partnership V L.P.
  BCP V Co-Investors L.P.
  GS Capital Partners VI Fund, L.P.
  GS Capital Partners VI Parallel, L.P.
  Goldman Sachs BMET Investors, L.P.
  PEP Bass Holdings LLC
  Private Equity Partners 2004 Direct Investment Fund LP
  Private Equity Partners 2005 Direct LP
  Private Equity Partners IX Direct LP
  GS LVB Co-Invest, L.P.

SCHEDULE V

Schedule of Lock-Up Agreements to be delivered by the Company

Directors

•	Christopher B. Begley
•	Betsy J. Bernard
•	Paul M. Bisaro
•	Gail K. Boudreaux
•	David C. Dvorak
•	Michael J. Farrell
•	Larry C. Glasscock
•	Robert A. Hagemann
•	Arthur J. Higgins
•	Michael W. Michelson
•	Cecil B. Pickett Ph.D
•	Jeffrey K. Rhodes

Section 16 Officers

•	David C. Dvorak
•	Tony W. Collins
•	Daniel P. Florin
•	Adam R. Johnson
•	Stuart G. Kleopfer
•	Katarzyna Mazur-Hofsaess
•	David A. Nolan Jr.
•	Chad F. Phipps
•	Daniel E. Williamson
•	Sang Yi

SCHEDULE VI

Schedule of Lock-Up Agreements to be delivered by the Selling Stockholders

•	Blackstone Capital Partners V L.P.
•	Blackstone Capital Partners V-AC L.P.
•	BCP V-S L.P.
•	Blackstone Family Investment Partnership V L.P.
•	Blackstone Family Investment Partnership V-SMD L.P.
•	Blackstone Participation Partnership V L.P.
•	BCP V Co-Investors L.P.
•	GS Capital Partners VI Fund, L.P.
•	GS Capital Partners VI Parallel, L.P.
•	GS Capital Partners VI Offshore Fund, L.P.
•	GS Capital Partners VI Gmbh & Co. KG
•	Goldman Sachs BMET Investors, L.P.
•	Goldman Sachs BMET Investors Offshore Holdings, L.P.
•	PEP Bass Holdings LLC
•	Private Equity Partners 2004 Direct Investment Fund LP
•	Private Equity Partners 2005 Direct LP
•	Private Equity Partners IX Direct LP
•	GS LVB Co-Invest, L.P.
•	KKR Biomet, LLC
•	TPG Partners IV, L.P.
•	TPG Partners V, L.P.
•	TPG FOF V-A, L.P.
•	TPG FOF V-B, L.P.
•	TPG LVB Co-invest LLC
•	TPG LVB Co-Invest II LLC

Form of Lock-Up Agreement

February 4, 2016

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Re: Zimmer Biomet Holdings, Inc. --- Public Offering

Ladies and Gentlemen:

The undersigned understands that you, the Underwriter, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Zimmer Biomet Holdings, Inc., a Delaware corporation, and the Selling Stockholders listed on Schedule II to the Underwriting Agreement, providing for the public offering (the “Public Offering”) by Barclays Capital Inc. (the “Underwriter”), of shares of common stock, $0.01 per share par value, of the Company (the “Common Stock”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Underwriter’s agreement to purchase and make the Public Offering of the Common Stock, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Underwriter, the undersigned will not, during the period through and including 60 days after the date of the prospectus relating to the Public Offering (such 60-day period, the “Lockup Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or such other securities with respect to which the undersigned has the power of disposition and which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Stock or such other securities which may be issued upon exercise of a stock option or warrant), or publicly disclose the intention to make any offer, sale, pledge or disposition, (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or such other securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise or (3) make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock (except for purposes of clause (3) for such demands or exercises as will not require any public filing or other public disclosure to be made in connection therewith or will permit any required public filing or other public disclosure to be made after the expiration of the Lockup Period referred to above), in each case other than:

(A) the Common Stock, if any, to be sold by the undersigned pursuant to the Underwriting Agreement;

(B)  (i) transfers of shares of Common Stock or such other securities as a bona fide gift or gifts, (ii) transfers of shares of Common Stock or such other securities as a result of the operation of law through estate, other testamentary document or intestate succession, (iii) transfers of shares of Common Stock or such other securities to any immediate family member of the undersigned or any trust or investment vehicle for the direct or indirect benefit of the undersigned or any immediate family member of the undersigned (for purposes of this agreement (this “Letter Agreement”), “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin) or (iv) if the undersigned is a trust, transfers or distributions of shares of Common Stock or such other securities to a trustor or beneficiary of such trust;

(C)  transfers of shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering;

(D) the exercise of Stock Options to purchase shares of Common Stock or the receipt (or deemed receipt) of any shares of Common Stock or other securities upon the vesting of any equity-based awards (including restricted stock and restricted stock units) and any related transfer of shares of Common Stock (i) deemed to occur upon the cashless exercise or settlement of such Stock Options or equity-based awards or (ii) for the purpose of paying the exercise price of such Stock Options or for paying taxes (including estimated taxes) due as a result of the exercise or vesting of Stock Options or equity-based awards;

(E) transfers to the Company of shares of Common Stock or any security convertible into or exercisable for Common Stock in connection with (i) the termination of service of an employee or other service provider pursuant to agreements that provide the Company with an option to repurchase such shares or that provide for forfeitures in connection with such termination or (ii) agreements that provide the Company with a right of first refusal with respect to transfers of such shares;

(F) transfers of shares of Common Stock or such other securities to any investment fund controlled or managed by any affiliate of the undersigned and its affiliates;

(G) if the undersigned is a corporation, partnership or other business entity, transfers or distributions of shares of Common Stock or such other securities to (a) its limited partners, members, stockholders or other securityholders (or their equivalents under the jurisdiction of organization of the undersigned) or (b) its direct or indirect affiliates or other entities controlled or managed by the undersigned;

(H) transfers of shares of Common Stock pursuant to any contract, instruction or plan complying with Rule 10b5-1 (an “Existing 10b5-1 Plan”) of the rules and regulations of the Commission promulgated under the Exchange Act that has been entered into by the undersigned prior to the date of this Letter Agreement;

(I) transfers by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement, or pursuant to an order of a court or regulatory agency;

(J) transfers in connection with a bona fide third party tender offer, merger, consolidation or other similar transaction made to all Common Stock holders involving a change of control of the Company; or

(K) transfers of shares of Common Stock necessary to distribute cash in lieu of fractional shares in connection with a dissolution of or distribution of shares of Common Stock by LVB Acquisition Holding LLC.

provided that in the case of any transfer or distribution pursuant to clause (B), (F) or (G), each donee, transferee or distributee shall execute and deliver to the Underwriter a lock-up letter in the form of this paragraph and such disposition shall not be made for value; provided, further, that in the case of any transfer or distribution pursuant to clauses (B) through (J), no filing by any party (donor, donee, transferor or transferee) under the Exchange Act or other public announcement shall be required or shall be made voluntarily in connection with such transfer or distribution (other than (i) any filing made on Form 4, Form 144, Schedule 13D or Schedule 13G solely in connection with transfers described in clauses (D), (E), (F), (G), (H), (I), (J) or (K), and (ii) a filing or public announcement, including any filing on a Form 5, made after the expiration of the Lockup Period); and provided, further, that in the case of any transfer pursuant to clause (H), if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of common stock, the undersigned shall include a statement in such report to the effect that such transfer is pursuant to an Existing 10b5-1 Plan. As used herein, “transfer” includes without limitation sales, forfeitures or other dispositions.

Furthermore, the undersigned may, during the Lockup Period, if permitted by the Company, establish a written trading plan meeting the requirements of Rule 10b5-1 under the Exchange Act (a “New 10b5-1 Plan”); provided that either (a) no sales or other transfers occur under such New 10b5-1 Plan and no public disclosure of such New 10b5-1 Plan shall be required or shall be made by any person during the Lockup Period or (b) any sales or other transfers under such New 10b5-1 Plan during the Lockup Period would comply with the exceptions set forth in clauses (A) through (K) above.

If any record or beneficial owner of any securities of the Company is granted an early release from the restrictions described herein, then the undersigned shall also be granted an early release from its obligations hereunder on a pro rata basis with all other record or beneficial holders of similarly restricted securities of the Company based on the maximum percentage of shares held by any such record or beneficial holder being released from such holder’s lock-up agreement.

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

Notwithstanding anything herein to the contrary, affiliates of the undersigned that have not separately signed a lock-up agreement may engage in brokerage, investment advisory, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage, principal investing and other similar activities conducted in the ordinary course of their affiliates’ business, other than with respect to the shares of Common Stock currently owned by the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that, if (i) prior to entering into the Underwriting Agreement, the Company notifies the Underwriter in writing that the Company does not intend to proceed with the Offering of Common Stock; (ii) the Underwriting Agreement has not been executed by all parties by March 31, 2016; or (iii) if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be immediately released from all obligations under this Letter Agreement. The undersigned understands that the Underwriter is entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

This Letter Agreement and any claim, controversy or dispute arising under or related to this Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Very truly yours,

__________________________
[Stockholder Name]